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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Form S-3 (Registration No. 333-19435) and Form S-8 (Registration No. 333-00428) of GT Interactive Software Corp.

                                                     ARTHUR ANDERSEN LLP


New York, New York
March 28, 1997